UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 11, 2020
PRA Group, Inc.
_________________________________________
(Exact name of registrant as specified in its charter)

Delaware		000-50058	75-3078675
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

120 Corporate Boulevard
Norfolk,	Virginia		23502
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:	(888)	772-7326
Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PRAA	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On June 11, 2020, the stockholders of PRA Group, Inc. (the “Company”) approved an amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) at the Company’s 2020 Annual Meeting of Stockholders (“Annual Meeting”) to declassify the Company’s Board of Directors (the “Board”) so that all directors are elected annually beginning with the Company’s 2021 Annual Meeting (the “Declassification Amendment”).

In order to facilitate the Declassification Amendment, each of John H. Fain and Kevin P. Stevenson, whose terms were to expire at the Company’s 2022 Annual Meeting, resigned from the Board effective June 14, 2020. Immediately following the effectiveness of the Company’s Fifth Amended and Restated Certificate of Incorporation "Amended and Restated Certificate of Incorporation"), as described below in Item 5.03, the Board reelected Messrs. Fain and Stevenson to the Board for a term ending at the Company’s 2021 Annual Meeting. The Board also reappointed Mr. Fain to the Compensation Committee and the Nominating and Corporate Governance Committee.

In addition, Geir L. Olsen, a director since 2016 whose term was also to expire at the Company’s 2022 Annual Meeting, resigned from the Board effective June 14, 2020, but was not reelected to the Board. Mr. Olsen’s resignation was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) In addition to approving the Declassification Amendment, the Company’s stockholders approved amendments to the Certificate of Incorporation at the 2020 Annual Meeting to (i) provide that, once the Board is declassified, all directors of the Company may be removed either with or without cause and (ii) delete the director nomination procedures (the “Nomination Procedure Amendment”). The amendments to the Company’s Fourth Amended and Restated Certificate of Incorporation are more fully described under “Proposal 1: Amendment of Certificate of Incorporation to Declassify the Board of Directors” and “Proposal 3: Amendment of Certificate of Incorporation to Remove Certain Director Nomination Provisions” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 29, 2020.

On June 15, 2020, the Company filed with the Secretary of State of the State of Delaware the Amended and Restated Certificate of Incorporation that reflects the foregoing amendments, which became effective immediately.

On June 11, 2020 the Board approved amendments to the Company’s Amended and Restated By-Laws (as amended and restated, the “By-Laws”), which also became effective on June 15, 2020 after the Amended and Restated Certificate of Incorporation became effective. The amendments to the By-Laws:

•added procedures and disclosure requirements for stockholders seeking to call special meetings;
•made conforming changes to effectuate the Declassification Amendment;
•made conforming changes to effectuate the Nomination Procedures Amendment by adding procedures and disclosure requirements for stockholders seeking to bring director candidates nominated by stockholders before a meeting of stockholders;
•revised the procedures and disclosure requirements for stockholders seeking to bring other business before a meeting of stockholders;
•provided that, in uncontested elections, director nominees will be elected by majority vote, which requires that the votes cast for such nominee’s election exceed the votes cast against such nominee’s election;
•provided for electronic notice of Board meetings and electronic maintenance of the Company’s books and records;
•revised the authorities, duties and signatory authority of the officers to align with the Company’s current practices; and
•revised the exclusive forum provision to provide that stockholders who file an action in any court other than a court within the State of Delaware will be deemed to have consented to (i) the personal jurisdiction of the courts with in the State of Delaware to enforce the exclusive forum provision and to serve as the exclusive forum for certain stockholder actions involving the Company and (ii) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel as agent for such stockholder.

Additional amendments include technical, stylistic and other conforming changes.

The foregoing descriptions of the amendments to the Amended and Restated Certificate of Incorporation and the By-Laws are qualified in their entirety by reference to the full text of the Amended and Restated Certificate of Incorporation and the By-Laws, respectively, which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, and incorporated by reference in this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders

(a) and (b) At the Annual Meeting, the Company’s stockholders voted as follows on the matters set forth below:

1.Amendment of the Certificate of Incorporation to Declassify the Board of Directors. The Company’s stockholders approved the Declassification Amendment based upon the following votes:

For	Against	Abstain	Broker Non-Vote
40,676,191	15,291	19,445	1,610,311

2.Election of Directors. The Company’s stockholders elected the following nominees to serve as directors until the 2021 Annual Meeting or until their successors are duly elected and qualified based upon the following votes:

	For	Withheld	Broker Non-Vote
Danielle M. Brown	40,440,793	270,134	1,610,311
Marjorie M. Connelly	39,795,868	915,059	1,610,311
James A. Nussle	39,731,959	978,968	1,610,311
Scott M. Tabakin	38,632,767	2,078,160	1,610,311

3.Amendment of the Certificate of Incorporation to Remove Certain Director Nomination Provisions. The Company’s stockholders approved the Nominations Procedure Amendment based upon the following votes:

For	Against	Abstain	Broker Non-Vote
40,669,715	35,923	5,289	1,610,311

4.Ratification of the Appointment of KPMG LLP. The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020 based upon the following votes:

For	Against	Abstain
42,010,644	284,717	25,877

5.Advisory Vote on Named Executive Officer Compensation. The Company’s stockholders approved the advisory vote on the compensation of the Company’s named executive officers (“Say-on-Pay”) based upon the following votes:

For	Against	Abstain
38,775,301	1,908,316	27,310

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits
	3.1	Fifth Amended and Restated Certificate of Incorporation of PRA Group, Inc.
	3.2	Amended and Restated By-Laws of PRA Group, Inc.
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRA Group, Inc.

Date: June 16, 2020	By:	/s/ Peter M. Graham
Peter M. Graham
Executive Vice President and Chief Financial Officer